Business Consulting agreement


         Agreement  made  as of  February  25,  2001,  by and  between  Monogram
Pictures, Inc.("Contractor"), a Nevada Corporation, and Tim Pinchin, an Individual, who's place of business is Santa Barbara, with principal offices at 742 Calle Alella Santa Barbara, CA, 93109.

                                   WITNESSETH

         WHEREAS, Tim Pinchin is a Business Consultant engaged in Corporate Restructuring of Publicly Traded Companies and

         WHEREAS, Client is a public company engaged in Movie Archives and Classic Film distribution ; and

         WHEREAS, Contractor requires expertise in the area of Corporate Restructuring to support its business and growth; and

         WHEREAS, Tim Pinchin has substantial contacts among members of the Business Consulting community, Business Consulting expertise, and desires to act as a consultant to provide Corporate Restructing and other advisory services.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and subject specifically to the conditions thereof, and intending to be legally bound thereby, the parties agree a follows:

1.  Certain Definitions.

When used in this Agreement, the following terms shall have meanings set forth below:

            1.1 Affiliate - any person or entities controlled by a party.

            1.2 Contractor  - the  Contractor  who  uses  the  services  of  Tim
                Pinchin.

            1.3 Contractor  Clients  - the  Contractor's  clients  who  use  the services of Tim Pinchin through the Contractor.

            1.4 Contact  Person - The person who shall be primarily  responsible for carrying out the duties of the parties hereunder. Contractor and Tim Pinchin shall each appoint a Contact Person to be responsible for their respective duties. In the event that one party gives notice to the other party in writing, that in their reasonable opinion, the other party's Contact Person is not able to fulfill their duties and responsibilities hereunder, both parties shall mutually agree upon a replacement Contact Person within ten (10) days of said notice.


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            1.5 Extraordinary Expenses - expenses that are beyond those expenses that are usual, regular, or customary in the conduct of in-house activities in fulfillment of the scope of the agreement.

            1.6 Equity  -  cash,  securities  or  liquid  assets,   specifically
                excluding real property.

            1.7 Payment or Payable in Kind -  distribution  of the proceeds of a transaction in the same type and form as it was given as valuable consideration for the transaction.

2.  Contact Persons.

            The Contact Person for Contractor is:
                        Mr. Ken Mason,
                        777 N Palm Canyon Dr,
                        Palm Springs, CA

            The Contact Person for Tim Pinchin is:
                        Mr.Tim Pinchin
                        742 Calle Alella,
                        Santa Barbara, CA

3.  Services to be Rendered by Tim Pinchin.

            Services to be rendered by Tim Pinchin are as follows:

            3.1 Advice and Counsel.

              Tim Pinchin will provide advice and counsel regarding Contractor's strategic business and financial plans, strategy and negotiations with potential lenders/investors, merger and acquisition candidates, joint venturers, corporate partners and others involving the core business and related transactions.

            3.2 Additional Duties.

              Contractor and Tim Pinchin shall mutually agree upon any additional duties which Tim Pinchin may provide for compensation paid or payable by Contractor under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

            3.6 Best Efforts.

              Tim Pinchin shall devote such time and best efforts as may be reasonably necessary to perform the required services. Tim Pinchin is not responsible for the performance of any services which may be rendered hereunder without the Contractor providing the


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              necessary  information prior thereto. Tim Pinchin cannot guarantee results on behalf of Contractor, but shall pursue all avenues available through a network of business consulting and financial contacts. At such time as an interest is expressed in Contractor's needs, Tim Pinchin shall notify Contractor and advise it as the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by Contractor. It is understand that a portion of the compensation to be paid hereunder is being paid by Contractor to have Tim Pinchin remain available to assist it with transactions on an as needed basis.

4.  Compensation to Tim Pinchin.

            4.1 Initial Fee.

              Contractor shall pay Tim Pinchin an initial fee of one million free trading shares of the companies share capital, as payment for Tim Pinchin's initial setup activities which are necessary for Tim Pinchin to provide the services herein. Payment shall be considered in arrears if not received by the tenth (10th) business day following execution of this Agreement. This fee shall be earned by Tim Pinchin upon execution of this Agreement and no part of it shall be refundable to Contractor.


            4.2 Monthly Fees:

              Contactor shall pay Tim Pinchin a monthly fee of $20,000.00 USD.

            4.3 Additional Fees.

              Contractor   and  Tim  Pinchin  shall   mutually  agree  upon  any
              additional fees which Contractor may pay in the future for services rendered by Tim Pinchin under this Agreement. Such additional agreement(s) may, although there is not requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

            4.3 Optional Form of Payment.

              Contractor shall pay interest on all payment in arrears due Tim Pinchin at the rate of ten percent (10%) per annum.

              Tim Pinchin may, at the time for each payment and at his sole option, elect to receive all or a portion of said fees in the form of securities equity, or financing instruments issued by Contractor to Tim Pinchin on terms agreed upon by Contractor and Tim Pinchin in writing.
                         Initial                       Initial
              ----------                    ----------

            4.4 Extraordinary Expenses.

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              Extraordinary  expenses  of Tim  Pinchin  shall  be  submitted  to
              Contractor for approval prior to expenditure and shall be paid by Contractor, within ten (10) business days of receipt of Tim Pinchin's request for payment.

            4.5 Finder's Fee.

                  4.5.1 In the event Tim Pinchin introduces Contractor or a Contractor affiliate to any third party funding source including underwriters, or merger partner which results in the introduced parties arriving at a mutual funding, underwriting or merger agreement, Contractor hereby agrees to pay Tim Pinchin an advisory fee of Ten percent (10%) of the gross proceeds derived from such funding, payable upon the consummation of such funding or underwriting, even though the term of this Agreement may have expired.

                  4.5.2 Contractor hereby directs and authorizes such funding source(s) or underwriter(s) to pay said advisory fee directly to, or to direct a third party escrow, if applicable, to make payment directly to Tim Pinchin.

                  4.5.3 Tim Pinchin may, at its sole option, elect to receive all or a portion of said advisory fee as a payment of kind, i.e. prorata in the same form and type of securities, equity, or financing instruments issued to the funding source or underwriter by Contractor. In the event the exercise of this option results in additional expense over and above the expenses of the funding and/or underwriting, then the additional expenses shall be borne by Tim Pinchin. In addition, the exercise of this option by Tim Pinchin shall not impede or otherwise have a negative effect on the funding or underwriting.

                  4.5      Interest on Funds Due:

                           All outstanding unpaid debts shall have an interest rate of 10% per annum.


         5.  Indemnification.

                  Each  party  shall  hold the  other  party  harmless  from and against, and shall indemnify the other party, for any liability, loss, and costs, expenses or damages howsoever caused by reason of injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property by reason of any act or neglect, default or omission of it or any of its agents, employees, or other representatives arising out of or in relation to this Agreement. Nothing herein is intended to nor shall it relieve either party from liability for its own aft, omission or negligence. All remedies provided by law or in equity shall be cumulative and not in the alternative.

         6. Contractor Representations.

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         Contractor hereby represents,  covenants and warrants to Tim Pinchin as follows:

              6.1 Authorization.

              Contractor  and  its  signatories   herein  have  full  power  and
              authority to enter into this Agreement and to carry out the transactions contemplated hereby.

              6.2 No Violation.

              Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of Contractor or, violate, or be in conflict with, or constitute a default under, any agreement or commitment to which Contractor is a party, or violate any statue or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

              6.3 Agreement in Full Force and Effect.

              All contracts, agreements, plans, leases, policies and licenses referenced herein to which Contractor is a party are valid and in full force and effect.

              6.4 Litigation.

              Except as set forth below, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of Contractor, threatened against or involving Contractor, or which questions or challenges the validity of this Agreement and its subject matter; and Contractor does not know or have any reason to know of any valid basis for any such action, proceeding or investigation.

              6.5 Consents.

              No consent of any person, other than the signatories hereto, is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases or other agreements and consents from governmental agencies, whether federal, state, or local.

              6.6 Tim Pinchin Reliance.

              That Tim Pinchin has and will rely upon the documents, instruments
              and  written   information   furnished   to  Tim  Pinchin  by  the
              Contractor's officers, or designated employees; and

                  6.6.1    Contractor Material.

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                           That  all  representations  and  statements  provided
                           about  the  Contractor  are  true  and  complete  and
                           accurate.   Contractor  agrees  to  indemnify,   hold
                           harmless, and defend Tim Pinchin, its officers, directors, agents and employees, at Contractor's expense for any proceeding or suit which may arise out of any inaccuracy or incompleteness of any such material or written information supplied to Tim Pinchin; and

                  6.6.2    Contractor Client and Other Material.

                           That all representations and statements provided, other than about the Contractor are, to be the best of its knowledge, true and complete and accurate.

              7.  Services NOT EXPRESSED OR IMPLIED.

                  7.1 Contractor acknowledges that this Agreement is the complete and total Agreement and reflects the understandings of the parties to this Agreement, and that there are no verbal or other agreements or understandings in which Contractor has an interest which was or were made explicitly or impliedly with the understanding that Tim Pinchin become a market-maker in any specific securities that Contractor or Contractor Clients had any type of interest in; and

                  7.2 That any payments made herein to Tim Pinchin are not, and shall not be construed as compensation to Tim Pinchin for the purposes of making a market, to cover Tim Pinchin's out-of-pocket expenses for making a market, or for the submission by Tim Pinchin of an application to make a market in any securities; and

                  7.3 That no payments made herein to Tim Pinchin are for the purposes of affecting the price of any security or influencing any market making functions, including but not limited to, bid and ask quotations, initiation and termination of quotations, retail securities activities, or for the submission of any application to make a market in a security.

                  7.4 That no payments made herein to Tim Pinchin are for the purposes of Capital Raising.

              8.  Confidentiality.

                           Tim  Pinchin  and  Contractor  each  agree to provide
                  reasonable security measures to keep information confidential whose release may be detrimental to the business to be conducted pursuant to this Agreement. Tim Pinchin and Contractor shall each require their employees, agents, affiliates, subcontractors, other licenses, and others who will properly have access to the information through Tim Pinchin and Contractor respectively, to first enter into appropriate non-disclosure agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

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         9.  Miscellaneous Provisions.

                  9.1.1    Agreement and Notification.

                           Subject to  applicable  law,  this  Agreement  may be
                  amended, modified and supplemented by written agreement of Tim Pinchin and Contractor or by their duly authorized respective officers.

                  9.1.2    Waiver of Performance.

                           Any  failure  of Tim  Pinchin,  on the one  hand,  or
                  Contractor on the other, to comply with any obligation, agreement or condition herein may be expressly waived in writing, but such waiver of failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppels with respect to, any subsequent or other failure.

                  9.1.3    Expenses: Transfer Taxes, Etc.

                           Whether or not the  transaction  contemplated by this
                  Agreement shall be consummated, Tim Pinchin agrees to that all fees and expenses incurred by Tim Pinchin, in connection with this Agreement, shall be borne by Tim Pinchin and Contractor agrees that all fees and expense incurred by Contractor in connection with the this Agreement shall be borne by the Contractor, including, without limitation, all fees of counsel and accountants.

                  9.1.4    Other Business Opportunities.

                           Except as expressly provided in this Agreement,  each
                  party hereto shall have the right independently to engage in, and receive the full benefits from business activities. In the case of business which would be competitive with the other party, notice shall be given prior to this entering into any agreement regarding the competitive activity within ten (10) days prior to engagement herein. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to another activity, venture, or operation of either party.

                  9.1.5    Compliance with Regulatory Agencies.

                           Each  party  represents  to the other  party that all
                  actions, directly or indirectly, taken by it and its respective agents, employees and affiliates in connection with this Agreement and any financing or underwriting hereunder shall conform to all applicable federal and state securities laws.

                  9.1.6    Notices.

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                           Any notices to be given hereunder by any party to the
                  other may be effected by personal delivery, in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the
                  parties  as  the  addresses   appearing  in  the  introductory
                  paragraph of this Agreement, but any party may change his address by written notice in accordance with this subsection. Notices delivered personally shall be deemed communicated as of three (3) days after mailing.

                  9.1.7    Assignment.

                           This  Agreement  and all  provisions  hereof shall be
                  binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.

                  9.1.8    Delegation.

                           Neither party shall  delegate the  performance of its
                  duties under this Agreement without the prior written consent of the other party.

                  9.1.9    Publicity.

                           Neither  Tim  Pinchin  nor  Contractor  shall make or
                  issue, or cause to be made or issued, any announcement or written statement unilaterally regarding this Agreement or the transactions contemplated hereby or make any dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency, except that the party required to make such announcement shall, whenever practicable, consult with the other party concerning the timing and content of such announcement before such announcement is made.

                  9.1.10 Governing Law.

                           This  Agreement  and the  legal  relations  among the
                  parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law doctrine. Contractor and Tim Pinchin agree that if action is instituted to enforce or interpret any provision of this Agreement, then jurisdiction and venue shall be Santa Barbara, California.

                  9.1.11 Counterparts.

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                           This Agreement may be executed  simultaneously in two
                  or more counterparts, each of which shall be deemed an original, but of which together shall constitute one and the same instrument.

                  9.1.12 Headings.

                           The  headings of the Sections of this  Agreement  are
                  inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

                  9.1.13 Entire Agreement.

                           This Agreement,  including any Exhibits  hereto,  and
                  any other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative or any party hereto.

                  9.1.14 Third Parties.

                           Except  as  specifically  set  forth or  referred  to
                  herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

                  9.1.15 Attorneys' Fees and Costs.

                           If any action is  necessary  to enforce  and  collect
                  upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

                  9.1.16 Survivability.

                           If any part of this Agreement is found,  or deemed by
                  a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of this Agreement.

                  9.17 Further Assurances.

                           Each  of  the  parties  agrees  that  it  shall  from
                  time-to-time take such actions and execute such additional instruments as may be reasonable, necessary or convenient to implement and carry out the intent and purpose of this Agreement.



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                  9.18 Right to Data After Termination.

                           After termination of this Agreement, each party shall
                  be entitled to copies of all information acquired hereunder as of the date of termination and not previously furnished to it.

                  9.19 Relationship to the Parties.

                           Nothing  contained in this Agreement  shall be deemed
                  to constitute either party the partner of the other, nor, except as otherwise hereon expressly provided, to constitute either party as the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the parties to create any commercial or other partnership. Neither party shall have any authority to act for or assume any obligation or responsibility on behalf of the other party, except as otherwise expressly provided herein. The rights, duties and obligations and liabilities of the parties shall be several and not joint and collective. Each party hereto shall be responsible only for its obligations and liabilities. Each party shall be liable only for its share of the costs and expenses as provided herein. Each party shall indemnify, defend, and hold harmless, the other party, its directors, officers, and employees from and against any and all losses, claims, damages and liabilities arising out of any act or any assumption of liability by the indemnifying party, or any of its directors, officers or employees, done or undertaken, or apparently done or undertaken, on behalf of the other party, except pursuant to the authority expressly granted herein or otherwise agreed in writing between the parties. Each party shall be responsible for the acts of its agents and affiliates.

         10.End of Agreement and Termination.

                           This Agreement shall be effective upon execution, and
                  shall continue for Twelve (12) months unless terminated sooner, be either party, upon giving to the other party thirty
                  (30) days' written notice, after which time, this Agreement is terminated. Tim Pinchin shall be entitled to any finder's fees for funding or underwriting commitments entered into within one (1) year after the termination of this Agreement if said funding or underwriting was the result of Tim Pinchin's efforts prior to the termination of this Agreement.








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         IN WITNESS HEREOF,  the parties hereto have caused this Agreement to be duly executed, all as of the day and year first written above.

Contractor


By:

/s/DONNA ANDERSON
----------------------------------------
Chairman, Monogram Pictures, Inc.



TIM PINCHIN an Individual


By:/s/TIM PINCHIN
   -------------------------------------

Tim Pinchin